Fees Summary	Sep. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,244,325,000
Previously Paid Amount	0
Total Fee Amount	343,606.17
Total Offset Amount	0
Net Fee	$ 343,606.17